UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2012 (February 1, 2012)

CHESAPEAKE MIDSTREAM PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-34831	80-0534394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

900 N.W. 63rd Street Oklahoma City, Oklahoma		73118
(Address of principal executive office)		(Zip Code)

(405) 848-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events.

On December 29, 2011, Chesapeake Midstream Partners, L.P. (the “Partnership”) acquired from Chesapeake Midstream Development, L.P., a wholly owned subsidiary of Chesapeake Energy Corporation, and certain of its affiliates all of the issued and outstanding common units of Appalachia Midstream Services, L.L.C. (“Appalachia Midstream”). The Partnership is filing this Current Report on Form 8-K (this “Report”) to update and supplement certain of its disclosures in the following sections of the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2010 and the Partnership’s Quarterly Report on Form 10-Q for the three months ended September 30, 2011 (collectively, the “Previously Filed Reports”) to reflect the acquisition of Appalachia Midstream:

(1) the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2010:

•	Part I, Item 1. Business; and

•	Part I, Item 1A. Risk Factors—Risks Related to Our Business; and

(2) the Partnership’s Quarterly Report on Form 10-Q for the three months ended September 30, 2011:

•	Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Our Gas Gathering Agreements.

As this Report is being filed only for the purpose described above, and only affects the items specified above, the other information in the Previously Filed Reports remains unchanged. No attempt has been made in this Report to modify or update disclosures in the Previously Filed Reports, except as described above. This Report does not reflect events occurring after the filing of the Previous Filed Reports or modify or update any related disclosures, except as specifically provided in this Report. Information in each Previously Filed Report not affected by this Report is unchanged and reflects the disclosure made at the original time of filing such Previously Filed Report with the Securities and Exchange Commission. Accordingly, this Report should be read in conjunction with the Previously Filed Reports and the Partnership’s filings made with the Securities and Exchange Commission subsequent to the filing of the Previously Filed Reports, including any amendments to those filings.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. See “Exhibit Index” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE MIDSTREAM PARTNERS, L.P.
	By:	Chesapeake Midstream GP, L.L.C., its general partner

Dated: February 1, 2012		By:	/s/ David C. Shiels
David C. Shiels
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Updated Part I, Item 1. Business and Part I, Item 1A. Risk Factors—Risks Related to Our Business, in the Annual Report on Form 10-K for the year ended December 31, 2010 of Chesapeake Midstream Partners, L.P.

99.2	Updated Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Our Gas Gathering Agreements, in the Quarterly Report on Form 10-Q for the three months ended September 30, 2011 of Chesapeake Midstream Partners, L.P.